UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 6, 2005

INTERNATIONAL SPEEDWAY CORPORATION
(Exact name of registrant as specified in its charter)

FLORIDA	O-2384	59-0709342
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1801 WEST INTERNATIONAL SPEEDWAY BOULEVARD, DAYTONA BEACH, FLORIDA	32114
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:   (386) 254-2700

No Change
(Former name or address, if changed since last report)

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Items
           Item 8.01 Other Items

At the annual meeting of shareholders on April 6, 2005 the following directors were reelected to new three year terms to hold office and serve until the annual meeting of shareholders in 2008: James C. France, Brian Z. France, Raymond K. Mason, Jr. and Lloyd E. Reuss. The following directors remained in office: Larry Aiello, Jr., J. Hyatt Brown, William C. France, William P. Graves, Lesa France Kennedy, Christy F. Harris, Gregory W. Penske, Edward H. Rensi, and Thomas W. Staed.

At the annual meeting of directors on April 6, 2005 the Company declared a dividend of $0.06 per share of common stock payable on June 30, 2005 to shareholders of record on May 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL SPEEDWAY CORPORATION (Registrant)
Date:	04/07/2005	/s/ Glenn R. Padgett
Glenn R. Padgett, Vice President, Chief Counsel - Operations, & Assistant Secretary